Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Amendment No. 1 to Quarterly Report of Integrated Electrical Services, Inc. (the “Company”) on Form 10-Q/A for the quarterly period ended June 30, 2009 (the “Report”), I, Raymond K. Guba, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d), as applicable of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 14, 2009	By:	/s/ Raymond K. Guba
Raymond K. Guba
Executive Vice President and Chief Financial and Administrative Officer